SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use of the Commission
[X]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                       PREMIER COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                           [DEFINITIVE PROXY STATEMENT]


                       PREMIER COMMUNITY BANKSHARES, INC.







Dear Shareholder:

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Premier Community Bankshares, Inc. (the "Corporation") to be held on Tuesday, May 7, 2002 at 5:30 p.m. at Rockingham Heritage Bank located at 110 University Boulevard, Harrisonburg, Virginia. At the Annual Meeting, you will be asked to elect three directors for terms of three years each, to approve the Corporation's 2002 Long Term Incentive Plan, and to ratify the appointment of independent auditors for the Corporation for 2002. Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

         We hope that you will participate in the Annual Meeting, either in person or by proxy.

                                   Sincerely,


                  /s/ John K. Stephens     /s/ Donald L. Unger
                  John K. Stephens         Donald L. Unger
                  Chairman                 President and Chief Executive Officer




April 1, 2002

                       PREMIER COMMUNITY BANKSHARES, INC.
                                4095 Valley Pike
                           Winchester, Virginia 22602



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting of Shareholders (the "Annual Meeting") of Premier Community Bankshares, Inc. (the "Corporation") will be held on Tuesday, May 7, 2002 at 5:30 p.m. at Rockingham Heritage Bank located at 110 University Boulevard, Harrisonburg, Virginia, for the following purposes:

         1. To elect three directors to serve for terms of three years each expiring at the 2005 annual meeting of shareholders;

         2.       To approve the 2002 Long Term Incentive Plan;

         3. To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Corporation for the fiscal year ending December 31, 2002; and

         4. To act upon such other matters as may properly come before the Annual Meeting.

         Only holders of record of shares of Common Stock at the close of business on March 15, 2002, the record date fixed by the Board of Directors of the Corporation, are entitled to notice of, and to vote at, the Annual Meeting.


                                          By Order of the Board of Directors

                                          /s/ Joseph W. Hollis

                                          Joseph W. Hollis
                                          Secretary


April 1, 2002

                       PREMIER COMMUNITY BANKSHARES, INC.
                                4095 Valley Pike
                           Winchester, Virginia 22602


                                 PROXY STATEMENT


         This Proxy Statement is furnished to holders of the common stock, par value $1.00 per share ("Common Stock"), of Premier Community Bankshares, Inc. (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the 2002 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 7, 2002 at 5:30 p.m. at Rockingham Heritage Bank located at 110 University Boulevard, Harrisonburg, Virginia, and any duly reconvened meeting after adjournment thereof.

         Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Corporation, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 1, 2002 to all shareholders entitled to vote at the Annual Meeting.

         The cost of soliciting proxies for the Annual Meeting will be borne by the Corporation. The Corporation has retained Regan & Associates, Inc. to solicit proxies at an anticipated cost to the Corporation of approximately $6,000. In addition, certain officers and regular employees of the Corporation or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Corporation may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

         On March 15, 2002, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 4,527,484 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Corporation of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as voting in favor of the particular matter.

         The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Board of Directors consists of eight members, three of whom are nominated for election as directors at the Annual Meeting to serve for terms of three years each, expiring on the date of the annual meeting of shareholders in 2005. Five other directors are serving terms that end in either 2003 or 2004, as indicated below.

         On November 20, 2000, the Corporation acquired all of the issued and outstanding capital stock of Rockingham Heritage Bank ("Rockingham") through a merger with Rockingham at the subsidiary bank level (the "Merger"). As a result of the Merger, Rockingham became a wholly owned subsidiary of the Corporation. In addition, the size of the Corporation's Board of Directors was reduced from 11 to eight members, and four of the former directors of Rockingham became directors of the Corporation.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the three nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

         Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. No family relationships exist among any of the directors or between any of the directors and executive officers of the Corporation.

         The following biographical information discloses each director's age and business experience in the past five years and the year that each individual was first elected to the Board of Directors or its predecessor.

               Nominees for Election For Terms that Expire in 2005

         Clifton L. Good, 64, has served as a director of the Corporation since 1989 and as a director of The Marathon Bank ("Marathon") since 1987. He is President of Clifton L. Good Realty, Incorporated, in Front Royal, Virginia.

         Joseph W. Hollis, 48, has served as a director of the Corporation since 1989 and as a director of Marathon since 1987. He is President of B. J. Sager (beer distributor) in Winchester, Virginia. He has been Secretary of the Corporation since 2000.

         Wayne B. Ruck, 62, has served as a director of the Corporation since 2000 and as a director of Rockingham since 1996. From 1970 to 2000, he was a co-founder and co-owner of Packaging Services,

Inc. of Weyers Cave, Virginia, and seven other packaging-related companies in the Mid-Atlantic region. Since 2000, he has served as co-founder and co-owner of The Warehouse Company, a public logistics company, and Shen-Valley LLC, a real estate development company, and has retained an ownership position in four other packaging-related companies.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors Whose Terms Expire in 2003

         Stephen T. Heitz, 48, has served as a director of the Corporation since 2000 and as a director of Rockingham since 1989. He is an attorney and partner in the firm of Litten and Sipe, L.L.P. in Harrisonburg, Virginia. He has been Assistant Secretary/Treasurer of the Corporation since 2000.

         John K. Stephens, 59, has been Chairman of the Corporation since 2000 and President and Chief Executive Officer of Rockingham since 1994. From 1990 to 1998, he served as Vice Chairman of the Board of Rockingham. Mr. Stephens was elected Chairman of the Board of Rockingham in 1998.

         Donald L. Unger, 60, has been President and Chief Executive Officer of the Corporation and of Marathon since 1992. He has served as a director of Marathon since 1993. Mr. Unger was elected Chairman of Marathon in May 2000.

                 Incumbent Directors Whose Terms Expire in 2004

         Walter H. Aikens, 52, has served as a director of the Corporation and of Marathon since 1998. He is President of H & W Construction Co., Inc. and President of Aikens Corporation, and develops real estate for rental property.

         Paul R. Yoder, Jr., 60, has served as a director of the Corporation since 2000 and as a director of Rockingham since 1989. He is a physician and surgeon and is a partner in the professional firm of Rockingham Eye Physicians, P.C.

Executive Officers

         John K. Stephens serves as Chairman of the Board of the Corporation, and Donald L. Unger serves as President and Chief Executive Officer. Additional information with respect to these individuals is set forth above.

Security Ownership of Management

         The following table sets forth, as of March 1, 2002, certain information with respect to the beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the "Summary Compensation Table" below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

                                               Number               Percent
                                           of Shares (1)          of Class (%)

Walter H. Aikens                               24,064                  .53
Clifton L. Good                                68,943                 1.52
Stephen T. Heitz                               14,936                  .33
Joseph W. Hollis                               69,701                 1.54
Wayne B. Ruck                                 153,241                 3.38
John K. Stephens                               86,288                 1.90
Donald L. Unger                                31,583                  .69
Paul R. Yoder, Jr., M.D.                       65,533                 1.45

All directors and executive officers
 as a group (8 persons)                       514,289                11.22
------------------------
(1) Amounts disclosed include shares of Common Stock that certain directors have the right to acquire upon the exercise of stock options exercisable within 60 days, as follows: Mr. Good, 6,000; Mr. Hollis, 9,000; and Mr. Unger, 20,000. Amounts also include 2,000 shares each that Messrs. Aikens, Good, Heitz, Hollis, Ruck and Yoder will have the right to acquire immediately if the 2002 Long Term Incentive Plan is approved by the shareholders and 3,750 shares each that Messrs. Unger and Stephens will have the right to acquire if the Plan is approved.


Security Ownership of Certain Beneficial Owners

         As of March 1, 2002, there are no persons known to the Corporation that beneficially own five percent or more of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Corporation or written representation that no other reports were required, the Corporation believes that, during fiscal year 2001, all filing requirements applicable to its officers and directors were complied with.

The Board of Directors and its Committees

         There were 12 meetings of the Board of Directors in 2001. Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2001.

         Following the Merger, the Corporation created an Audit Committee and a Compensation Committee. These committees had previously existed at the subsidiary bank level. The Corporation does not have a standing nominating committee.

         The Corporation's Audit Committee currently includes Joseph W. Hollis, Chairman, Clifton L. Good and Stephen T. Heitz. The Audit Committee recommends to the Board of Directors the appointment of a firm to serve as independent auditors, subject to ratification by the Board of Directors and the shareholders at the Annual Meeting. In 2001, there were three meetings of the Corporation's Audit Committee.

         The Corporation's Compensation Committee currently includes Wayne B. Ruck, Chairman, Walter H. Aikens and Paul R. Yoder, Jr. The Compensation Committee reviews senior management's performance and compensation and reviews and sets guidelines for compensation of all employees. In 2001, there were three meetings of the Corporation's Compensation Committee.

Director Compensation

         Each director of the Corporation is paid an annual retainer fee of $2,000 and directors' fees for meetings attended as follows:

              Board of Directors Meetings                          $    500
              Audit and Compensation Committee Meetings            $    200

         In addition, on October 9, 2002, the Corporation granted each outside director an option to purchase 8,000 shares of Common Stock at $7.30 per share, subject to shareholder approval of the 2002 Long Term Incentive Plan. See "Proposal Two - Approval of 2002 Long Term Incentive Plan." If the Plan is approved by shareholders, each option will be exercisable immediately with respect to 2,000 shares and will become exercisable with respect to an additional 2,000 shares on each of October 9, 2002, 2003 and 2004.

Executive Officer Compensation

         The following table presents information concerning the compensation of Messrs. Unger and Stephens. This table presents compensation for services rendered in all capacities to the Corporation and its subsidiaries by Mr. Stephens and by Mr. Unger in 2001, 2000 and 1999.

                           Summary Compensation Table

                                                                                 Long Term
                                            Annual Compensation                Compensation
                                            -------------------                ------------

                                                               Other Annual      Securities
                                                                 Compen-         Underlying        All Other
Name                           Year     Salary      Bonus       sation ($)      Options (#)      Compensation (1)
----                           ----     ------      -----       ----------      -----------      ----------------

John K. Stephens               2001     $137,800   $25,000          *                --             $14,096
Chairman                       2000      135,555    30,750          *                --              18,192
                               1999      125,445    27,400          *            21,279 (2)          14,921

Donald L. Unger                2001     $130,000   $25,000          *                --             $26,022
President and Chief            2000      130,000     8,050          *                --              20,301
Executive Officer              1999      122,000     8,050          *                --              18,560

---------------------------
* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for all officers named in the table.

(1) For Mr. Unger, amounts represent (i) contributions to Marathon's 401(k) Plan and to Marathon's Excess Benefit Plan on behalf of Mr. Unger pursuant to Mr. Unger's employment agreement and (ii) the payment of directors' fees by the Corporation. For Mr. Stephens, amounts represent contributions to the Rockingham Heritage Bank Employee Retirement Plan and the Rockingham Heritage Bank Money Purchase Plan on behalf of Mr. Stephens.
(2) On July 11, 2000, Rockingham rescinded the options to purchase shares of Rockingham's common stock that were granted to Mr. Stephens in 1999. The amount presented in the table has been adjusted to reflect the option grant in shares of the Corporation's Common Stock based on the consideration that the Corporation paid in the Merger for shares of Rockingham's common stock.

Stock Options

         The following table sets forth for the year ended December 31, 2001, the grants of stock options to Messrs. Stephens and Unger:

                        Option Grants In Last Fiscal Year

                               Number of           Percent of Total
                              Securities           Options Granted
                          Underlying Options       to Employees in         Exercise or Base
Name                         Granted (#)(1)        Fisca Year (%)(2)        Price ($/Share)     Expiration Date
----                         --------------        -----------------        ---------------     ---------------
John K. Stephens                   15,000                  48.4                   7.30                10/9/11

Donald L. Unger                    15,000                  48.4                   7.30                10/9/11

---------------------------
(1) Stock options were awarded at or above the fair market value of the shares of Common Stock at the date of award. Amounts disclosed include shares of Common Stock issuable upon the exercise of stock options granted subject to shareholder approval. See "Proposal Two - Approval of 2002 Long Term Incentive Plan."
(2) Options to purchase 31,000 shares of Common Stock were granted to employees during the year ended December 31, 2001.


         The following table sets forth information with respect to stock option exercises by Messrs. Stephens and Unger in 2001and stock options held by Messrs. Stephens and Unger as of December 31, 2001.

                          Fiscal Year End Option Values

                                                                   Number of
                                                            Securities Underlying           Value of Unexercised
                                                            Unexercised Options at          In-The-Money Options at
                             Shares                        December 31, 2001 (#)(2)        December 31, 2001 ($)(3)
                           Acquired on     Value           ------------------------        ------------------------
Name                      Exercise (#)  Realized ($)(1)   Exercisable    Unexercisable    Exercisable    Unexercisable
----                      ------------  ---------------   -----------    -------------    -----------    -------------
 John K. Stephens            28,803         162,622           3,750         11,250             4,500        13,500

 Donald L. Unger               --             --             23,750         13,750            74,500        22,250

---------------------------
(1) The value realized was calculated by determining the difference between (i) the fair market value of common stock underlying the options at the date of exercise and (ii) the exercise price of the options.
(2) Amounts disclosed include shares of Common Stock issuable upon the exercise of stock options granted subject to shareholder approval. See "Proposal Two
     - Approval of 2002 Long Term Incentive Plan."
(3) The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between (i) the fair market value of common stock underlying the options at December 31, 2001 and (ii) the exercise price of the options.

Employment Agreements

         The Corporation and Mr. Unger entered into an employment agreement on April 1, 1998 (the "Agreement"). The Agreement was automatically renewed on
March 31, 2001 for a one year period, and will automatically renew for successive one year periods thereafter unless expressly terminated by the Corporation.

         As compensation under the Agreement, Mr. Unger receives a base salary of $130,000. As additional compensation under the Agreement and at the election and in the discretion of the Board of Directors, Mr. Unger may receive a bonus in the form of cash or options to purchase shares of Common Stock. The Agreement permits Mr. Unger to participate in any benefit plans adopted by the Corporation under the same terms and conditions as other employees of the Corporation.

         In the event of a change in control of the Corporation, the Agreement provides that Mr. Unger shall receive a cash payment equal to the greater of (i) the amount of salary due to Mr. Unger for the remainder of the term of the Agreement or (ii) the product of his annual salary and the multiple of the book value per share of Common Stock received by the Corporation shareholders in connection with such change of control, provided such multiple does not exceed three.

Certain Relationships and Related Transactions

         Some of the directors and officers of the Corporation and their families are at present, as in the past, customers of one of the banking subsidiaries of the Corporation, and have had and expect to have transactions with one or more of the subsidiary banks in the ordinary course of business. In addition, some of the directors and officers of the Corporation or its subsidiaries are at present, as in the past, also directors and officers of corporations that are customers of the subsidiary banks and that have had or expect to have transactions with the subsidiary banks in the ordinary course of business. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

         As of December 31, 2001, the aggregate amount of loans, direct and indirect, from Marathon and Rockingham to the directors and executive officers of the Corporation, Marathon and Rockingham, and entities in which they own significant interest, was $5,488,000.

         Rockingham has a lease agreement with Village Square Plaza, LLC, of which Wayne B. Ruck, a director of the Corporation, owns 16.7%. The lease relates to Rockingham's branch at 54 Franklin Street, Suite 102, Weyers Cave, Virginia. The lease became effective in December 2000 and terminates in December 2026. The rent paid on the lease totaled $28,980 for the year 2001.

         Marathon also has a lease with Post Office Plaza, L.C., of which Donald
L. Unger, President and Chief Executive Officer and a director of the Corporation, owns 25%. The lease arrangement relates to Marathon's branch at 300 Warren Avenue, Front Royal, Virginia. The land lease became effective in July 1993 and converted into a lease for both the land and building thereon in June 1996. The lease expires on June 30, 2016. The rent paid on the lease totaled $50,369 for the year 2001.

         The firm of Litten and Sipe, L.L.P. of which Stephen T. Heitz, a director of the Corporation, is a partner, rendered legal services to Rockingham in 2001.

                                  PROPOSAL TWO

                  APPROVAL OF THE 2002 LONG TERM INCENTIVE PLAN

General

         On October 9, 2001, the Board of Directors of the Corporation approved the 2002 Long Term Incentive Plan (the "2002 Plan"). The 2002 Plan is intended to provide a means for selected key employees and directors of the Corporation to increase their personal financial interest in the Corporation, thereby stimulating their efforts and its subsidiaries and strengthening their desire to remain with the Corporation. References to the "Corporation" in this section will include any subsidiary corporation.

         The 2002 Plan permits the award of Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSOs") to directors and eligible officers and key employees of the Corporation and its subsidiaries upon such terms as the Board of Directors may determine, consistent with the terms of the 2002 Plan.

         The principal features of the 2002 Plan are summarized below. The summary is qualified by reference to the complete text of the 2002 Plan, which is attached as Exhibit A.

The 2002 Plan

         The 2002 Plan authorizes the issuance of a minimum of 440,000 shares of Common Stock to assist the Corporation in recruiting and retaining key management personnel. Under Section 4 of the 2002 Plan, the 2002 Plan authorizes the issuance of additional shares of Common Stock, as described below.

         First, the 2002 Plan authorizes additionally the issuance of the number of shares of Common Stock available under the Corporation's 1996 Long Term
Incentive Plan (the "1996 Plan") that are not currently subject to awards. 210,125 shares of Common Stock remain available for grants and awards under the 1996 Plan and, as a result, are currently available for grants and awards under the 2002 Plan. The Board of Directors does not intend to make any further awards under the 1996 Plan. Accordingly, as of March 1, 2002, the 2002 Plan authorizes the issuance of up to 650,125 shares of Common Stock. The market value of the 650,125 shares that are currently issuable under the 2002 Plan was $6,501,250 on that date.

         Second, the 2002 Plan authorizes additionally the issuance of the number of shares of Common Stock that are subject to awards that are currently outstanding, but only to the extent that those awards are forfeited, expired, canceled or settled without the issuance of shares of Common Stock. Options to purchase 117,375 shares (at prices that range from $5.00 to $7.75 per share) are currently outstanding under the 1996 Plan. As a result, while none of these shares are currently available for grants and awards under the 2002 Plan, as many as 117,375 shares of Common Stock may be so available to the extent that all or part of the outstanding options to purchase them are forfeited, expired, canceled or settled.

         Based on the authorizations of the issuance of (i) a minimum of 440,000 shares of Common Stock, (ii) the number of shares of Common Stock available under the 1996 Plan that are not currently subject to awards and (iii) the number of shares of Common Stock that are subject to awards that are currently outstanding, but are subsequently forfeited, expired, canceled or settled without the issuance of shares of Common Stock, all as described above, the 2002 Plan authorizes a maximum of 767,500 shares of Common Stock for issuance under the 2002 Plan as of March 1, 2002.

         The 2002 Plan prohibits option grants at any one time that cover in the aggregate 10% of the issued and outstanding shares of Common Stock. Because the Corporation has 4,527,484 shares of Common Stock issued and outstanding, total grants under the 2002 Plan cannot exceed 452,784 shares at this time.

         As of March 1, 2002, the Corporation has granted options to purchase 182,000 shares of Common Stock under the 2002 Plan, all of which are subject to the approval by the shareholders of the 2002 Plan. These shares are in addition to the 117,375 shares of Common Stock that are subject to options under the 1996 Plan.

         The following table sets forth information relating to all grants of stock options under the 2002 Plan to (i) the named executive officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees, including all current officers who are not executive officers, as a group.


                                              Number of                                    Value of Unexercised
                                        Securities Underlying      Exercise or Base      In-the-Money Options at
                                         Options Granted (1)        Price ($/Share)        March 1, 2002($) (2)
                                         -------------------        ---------------        --------------------
John K. Stephens                                 15,000                   7.30                    40,500

Donald L. Unger                                  15,000                   7.30                    40,500

Executive Group                                  30,000                   7.30                    81,000

Non-Executive Director Group                    152,000                   7.30                   410,400

Non-Executive Officer Employee Group                -0-                    --                      --

(1) Stock options were awarded at the average last sale prices of a share of Common Stock as reported on the Nasdaq SmallCap Market for the three days ending October 9, 2001, the date of award. Amounts disclosed include shares of Common Stock issuable upon the exercise of stock options granted subject to shareholder approval.
(2) The value of in-the-money options was calculated by determining the difference between the closing price of a share of Common Stock as reported on the Nasdaq SmallCap Market on March 1, 2002 and the exercise price of the options.


         The Corporation intends to continue to grant options to purchase shares of Common Stock under the 2002 Plan to directors, eligible officers and key employees. No determination has been made as to which of the persons eligible to participate in the 2002 Plan will receive awards under the 2002 Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of participants are not presently determinable.

Administration

         The 2002 Plan is administered by the Board of Directors. The Board of Directors has the sole discretion, subject to certain limitations, to interpret the 2002 Plan; to select plan participants; to determine the type, size, terms and conditions of awards under the 2002 Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the 2002 Plan. All determinations of the

Board of Directors are conclusive. All expenses of administering the 2002 Plan will be borne by the Corporation.

Eligibility

         Any employee or director of the Corporation or its subsidiaries who, in the judgment of the Board of Directors, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Corporation or a subsidiary is eligible to participate in the 2002 Plan.

Individual Agreements

         The Board of Directors has broad authority to fix the terms and conditions of the individual agreements with participants. All awards granted under the 2002 Plan are intended to comply with the applicable requirements of Rule 16b-3 promulgated under the Exchange Act, which exempts, grants and awards under qualifying employee benefit plans from certain "short-swing" profit recovery provisions of the Exchange Act.

Shares Available

         Subject to the provisions of the 2002 Plan providing for proportional adjustments in the event of various changes in the capitalization of the Corporation, a maximum of 767,500 shares of authorized but unissued Common Stock may be issued pursuant to the 2002 Plan. Any shares of Common Stock subject to an ISO or NQSO that are not issued prior to the expiration of such awards will again be available for award under the 2002 Plan.

Incentive Stock Options and Non-Qualified Stock Options ("Options")

         The Board of Directors may authorize the grant of either ISOs, as defined under Section 422 of the Internal Revenue Code of 1986, as amended, or NQSOs, which are subject to certain terms and conditions including the following: (1) the option price per share will not, in any event, be less than 100 percent of the fair market value of Common Stock on the date that the Option is granted; (2) unless otherwise provided by the Board of Directors, the term of the Option shall be 10 years from the date that the Option is granted; (3) an Option may not be exercised, in whole or in part, at any one time as to less than 100 shares of Common Stock, unless a smaller number of shares represents the remaining number currently exercisable under the Option; (4) the aggregate fair market value (determined on the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000; (5) the purchase price of Common Stock issued upon exercise of an Option may be paid in cash or, with the consent of the Board of Directors, by delivery to the Corporation of previously owned shares of Common Stock, which will be valued at the fair market value of such shares on the date that the Option is exercised, or though a combination of cash and shares of Common Stock; and (6) Options will not be transferable other than by will or the laws of descent and distribution, except as the Board of Directors may provide, as permitted by the 2002 Plan.

Amendment or Termination

         The Board of Directors may amend or terminate the 2002 Plan; however, no amendment may become effective until shareholder approval is obtained if the amendment (i) increases the aggregate number of shares that may be issued pursuant to Options, (ii) materially increases the benefits to participants under the 2002 Plan, or (iii) materially changes the requirements as to eligibility for participation in the 2002 Plan. No amendment shall, without a participant's consent, adversely affect any rights of such participant under any Option outstanding at the time that such amendment is made. No amendment shall be made if it would disqualify the 2002 Plan from the exemption provided by Rule 16b-3.

Duration of Plan

         No Option may be granted under the 2002 Plan after May 7, 2012. Options granted before May 7, 2012, shall remain valid in accordance with their terms.

Tax Status

         Under current federal income tax laws, the principal federal tax consequences to participants and to the Corporation of the grant and exercise of ISOs and NQSOs, pursuant to the provisions of the 2002 Plan, are summarized below.

         Incentive Stock Options. An employee will generally not recognize income on receipt or exercise of an ISO so long as he or she has been an employee of the Corporation or its subsidiaries from the date that the Option was granted until three months before the date of exercise; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the Option for one year after exercise (and for two years from the date of grant of the Option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Corporation may not deduct any amount in connection with the ISO.

         In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the Common Stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the Common Stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the option price. In either event, the Corporation will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

         Non-Qualified Stock Options. NQSOs granted under the 2002 Plan are not taxable to a participant at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Corporation will be entitled to deduct a corresponding amount as a business expense in the year that the participant recognizes this income.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 2002 LONG TERM INCENTIVE PLAN. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

                                 PROPOSAL THREE

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation by the Corporation's Audit Committee, has appointed, subject to shareholder approval, the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Corporation for the fiscal year ending December 31, 2002. Yount, Hyde & Barbour, P.C. audited the financial statements of the Corporation for the year ended December 31, 2001. A majority of the votes cast by holders of shares of Common Stock is required for the ratification of the appointment of the independent public accountants.

         Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS THE CORPORATION'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.


                                AUDIT INFORMATION

         The Board of Directors has adopted a written charter for the Audit Committee. The three members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

                     Fees of Independent Public Accountants

Audit Fees

         The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2001, and the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-QSB for that fiscal year was $59,669.

Financial Information System Design and Implementation Fees

         There were no fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered to the Corporation for the fiscal year ended December 31, 2001, for the design and implementation of financial information systems.

All Other Fees

         The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for all other non-audit services rendered to the Corporation for the fiscal year ended December 31, 2001 was $84,376. Other non-audit services include agreed upon procedures to assist with the Corporation's internal audit function, charges related to the Merger, attestation engagements, preparation of tax returns and other miscellaneous accounting services. The Audit Committee has considered whether the independent auditor's provision of other non-audit services to the Corporation is compatible with maintaining the auditor's independence.

                             Audit Committee Report

         Management is responsible for the Corporation's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Corporation and its management.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the SEC. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                 Audit Committee
                                     Joseph W. Hollis, Chairman
                                     Clifton L. Good
                                     Stephen T. Heitz


                PROPOSALS FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

         Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2003 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Corporation's principal executive offices at 4095 Valley Pike, Winchester, Virginia 22602 no later than December 2, 2002, in order for the proposal to be considered for inclusion in the Corporation's Proxy Statement for that meeting. The Corporation presently anticipates holding the 2003 annual meeting of shareholders on May 6, 2003.

         The Corporation's Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at the 2003 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2003 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2003 annual meeting of shareholders, notice must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2003 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Corporation's Bylaws, without charge, upon written request to the Secretary of the Corporation. Based upon an anticipated date of May 6, 2003 for the 2003 annual meeting of shareholders, the Corporation must receive any notice of nomination or other business no later than March 7, 2003 and no earlier than February 5, 2003.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that may come before this meeting. If any matters other than those referred to should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

         THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE CORPORATION'S ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY, PREMIER COMMUNITY BANKSHARES, INC., WHOSE ADDRESS IS 4095 VALLEY PIKE, WINCHESTER, VIRGINIA 22602. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                        By Order of the Board of Directors



                                        Joseph W. Hollis, Secretary

                                                                       Exhibit A


                       PREMIER COMMUNITY BANKSHARES, INC.

                          2002 LONG TERM INCENTIVE PLAN


         1. Purpose. The Plan is intended to aid Premier Community Bankshares, Inc. (the "Company") and its subsidiaries in attracting and retaining directors, key executive officers and management personnel with exceptional ability by enabling such directors, executive officers and management personnel to acquire a proprietary interest in the Company and to have an additional incentive to promote its success, as well as to encourage them to remain in the employ of the Company or a Subsidiary. The Plan is intended to provide Participants with stock based incentive compensation which is not subject to the deduction limitation rules set forth under Section 162(m) of the Code, and should be construed to the extent possible as providing for remuneration which is "performance based compensation" within the meaning of
Section 162(m) of the Code and the regulations promulgated thereunder.

         2. Definitions. The following terms shall have the meanings set forth below unless the context requires a different meaning.

                  (a)      "Agreement" means a written agreement  (including any
amendment  or  supplement   thereto)  between  the  Company  and  a  Participant
specifying the terms and conditions of an Option granted to such Participant.

                  (b)      "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means such committee comprised solely of two or more members of the Board, including the full Board, as may be appointed by the Board to administer the Plan. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of those members voting.

                  (e)      "Common Stock" means the common stock of the Company.

                  (f)      "The Company"  means  Premier  Community  Bankshares,
Inc.

                  (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (h) "Fair Market Value" means, on any given date, the average of the prior three (3) days close price as reported by NASDAQ, or any successor national securities exchange. If such method is inapplicable for any reason, the Fair Market Value shall be determined by the Committee using any reasonable method in good faith.

                  (i) "Grant Date" means the date as of which an Option is granted under the Plan.

                  (j)      "Incentive   Stock   Option"  means  an  Option  that
qualifies as an Incentive Stock Option under Section 422 of the Code.

                  (k) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

                  (l) "Option" means the right of the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement, which right shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option.

                  (m) "Participant" means an employee or director of the Company or a Subsidiary who satisfies the requirements of Paragraph 3 and is selected by the Committee to receive an Option.

                  (n) "Plan" means the Premier Community Bankshares, Inc. 2002 Long Term Incentive Plan, as may be amended and restated from time to time.

                  (o) "Prior Plan" means the Marathon Financial Corporation 1996 Long Term Incentive Plan.

                  (p) "Subsidiary" means any corporation at least 50% of the total combined voting power of which is owned by the Company, either directly or through one or more of its Subsidiaries, within the meaning of
Section 424(f) of the Code and rules and regulations thereunder.

         3. Eligibility. Any employee or director of the Company or any of its Subsidiaries is eligible to be granted one or more Options at any time and from time to time.

         4. Shares Available. The aggregate number of shares which may be issued to Participants under the Plan shall be:

                  (a)      440,000 shares; plus

                  (b) The number of shares available under the Prior Plan that are not subject to awards under the Prior Plan; plus

                  (c) Any shares that are represented by awards or portions of awards under the Plan or Prior Plan that are forfeited, expired, canceled, or settled without the issuance of shares, provided, however, that in no event may the shares for which awards may be granted under the Plan exceed ten percent (10%) of the issued and outstanding shares of common stock of the Company at any time. Upon a stock-for-stock exercise of Options, only the net number of shares received will be considered utilized.

         The aggregate number of shares with respect to which Options may be awarded to any individual Participant under the Plan shall not exceed 45,000 shares for any five consecutive fiscal years during which the Plan is in effect.

         5.       Administration.   The  Plan  shall  be   administered  by  the
Committee, which shall have all the powers necessary for such administration, including without limitation, the power:

                  (a) Solely to determine, consistent with the terms and conditions of the Plan, annually or otherwise from time to time (i) which employees or directors of the Company or its Subsidiaries shall be Participants to whom Options shall be granted; (ii) the number of shares which may be purchased under each Option; (iii) the per share Option exercise price; (iv) the duration of Options; (v) the time or times at which each Option may be exercised; and (vi) whether Options shall be Incentive Stock Options or Nonqualified Stock Options.

                  (b) To interpret the Plan, to prescribe, amend and rescind rules, regulations and guidelines relating to it, and to make all other determinations necessary or advisable for its administration, all of which decisions made or actions taken shall be binding and conclusive; and

                  (c) To keep, or cause to be kept, appropriate records of all determinations made and actions taken pursuant to the Plan.

         The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option.

         6. Terms and Conditions of Options. Each Option granted by the Committee shall be evidenced by an Agreement in such form as the Committee from time to time shall approve, subject to the following terms and conditions:

                  (a) Each Agreement shall state whether the Option granted is an Incentive Stock Option or a Nonqualified Stock Option, and shall state the number of shares to which the Option pertains.

                  (b) The Option exercise price shall in no case be less than 100% of the Fair Market Value of Common Stock on the Grant Date.

                  (c) Unless otherwise provided by the Committee, the term of each Option shall be ten (10) years from the Grant Date, except for the restrictions set forth in (d) below.

                  (d) In the case of an Incentive Stock Option granted to an individual who owns more than 10% of the combined voting power of all classes of stock of the Company within the meaning of Section 422(b)(6) of the Code and the rules and regulations thereunder, the Option exercise price shall be at least 110% of the Fair Market Value on the Grant Date, and the term of such Option shall be five (5) years.

                  (e) Subject to provisions relative to their termination and limitations on their exercise, Options may be exercised as to all or, from time to time, any part of the total number of shares to which the right to purchase has accrued upon written notice of the exercise to the Company in such form as the Committee may prescribe; provided, however, that no Option may be exercised at any one time as to less than 100 shares of Common Stock unless any smaller number of shares represents the balance then currently exercisable, in which case such balance may be exercised without regard to any minimum share limitation.

                  (f) No Incentive Stock Option may be granted more than 10 years from the Effective Date of the Plan.

                  (g) The aggregate Fair Market Value (determined at the time the Incentive Stock Options are granted) of the Common Stock with respect to which Incentive Stock Options granted under the Plan are exercisable for the first time by the Participant during any calendar year may not exceed $100,000 or such lesser or greater amount as shall be specified in Section 422 of the Code and the rules and regulations thereunder.

                  (h) Payment of the purchase price may be made in cash or, with the consent of the Committee, by delivery (either actually or by attestation) of shares of Common Stock owned by the Participant valued at Fair Market Value on the date of exercise of the Option, or, with the consent of the Committee, a combination thereof. The exercise of Options may be facilitated through the efforts of brokers utilizing cashless exercise loan or sales procedures, all at the discretion of the Committee. In any event, a portion of the shares of Common Stock otherwise issuable to the Participant upon exercise of the Option shall be withheld by the Company to satisfy any required tax withholding consequences of the exercise of the Option.

         7. Non-Transferability. No Option granted under this Plan shall be transferable or assignable other than by will or the laws of descent and distribution, except that the Committee may provide for the transferability of particular grants:

                  (a) By gift or other transfer to either (1) a spouse or other immediate family member, or (2) any trust or estate in which the original Participant or such person's spouse or other immediate family member has a substantial interest;

                  (b)      Pursuant to a qualified domestic relations order; or

                  (c)      As  may   otherwise   be   permitted  by  Rule  16b-3
promulgated under the Securities Exchange Act of 1934.

         8. Adjustment Upon Change in Common Stock. If the Company effects one or more stock dividends, stock splits, consolidations of shares, or other similar changes in capitalization with a record date after the effective date of the Plan, the maximum number of shares as to which Options may be granted under the Plan to each Participant, and to all Participants, and the number and Option price of the shares subject to Options then outstanding, shall be proportionately adjusted. The Committee shall likewise make equitable adjustments in the number and Option price of the shares which may become subject to Options thereafter granted.

         9. Corporate Reorganization. If there shall be a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation (other than a transaction covered by paragraph 8) within the provisions of Section 424 of the Code or corresponding subsequent provisions, and if such transaction shall affect the Common Stock, there shall be substituted for the Options under this Plan, new Options or the assumption thereof, with necessary changes in the number, kind or price required by such transaction, so that the Participant shall receive under such new Options or upon such assumption the same benefits as he would have received had such transaction not occurred.

         10. Compliance with Law and Approval of Regulatory Authorities. No Option shall be exercisable, no Common Stock shall be delivered, and no payment shall be made under this Plan, except in compliance with all applicable federal and state laws and regulations. The Company shall have the right to rely on the advice of counsel as to such compliance. Any certificates issued to evidence
Common Stock for which an Option is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

         11. General Provisions. Neither the adoption of this Plan, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary, or in any way affect any right or power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without cause. This establishment of the Plan does not confer upon any employee any legal or equitable right against the Company, any Subsidiary, or the Committee, except as expressly provided in the Plan.

         12. Amendment. The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares that may be issued pursuant to the exercise of Options, (ii) the amendment materially modifies the requirements as to the eligibility for participation in the Plan; or (iii) the amendment materially increases the benefits accruing to Participants.

         13. Effective Date and Duration of Plan. This Plan shall be effective as of the date it is approved by the Company's shareholders. Unless previously terminated by the Board, the Plan shall expire at the close of business on the tenth anniversary of such stockholder approval.

         If the Plan is not approved, the Prior Plan shall remain in effect until all shares authorized thereunder have been issued. If the Plan is approved, no additional grants would be made under the Prior Plan.

                           [DEFINITIVE FORM OF PROXY]

[X] PLEASE MARK VOTES                          REVOCABLE PROXY
    AS IN THIS EXAMPLE                 PREMIER COMMUNITY BANKSHARES, INC.
                                                                                                                With-   For All
                                                                                                        For     hold    Except
     Annual Meeting of Shareholders - May 7, 2002           1.  To  elect  as  directors  the  three    [ ]      [ ]      [ ]
                                                                persons  listed  as  nominees  below
  Proxy Solicited on Behalf of the Board of Directors           for   terms  of  three   years  each
  ---------------------------------------------------           expiring   at   the   2005    annual
                                                                meeting of shareholders.
   The  undersigned  hereby  appoints  Walter H. Aikens,
Stephen  T.  Heitz and Paul R. Yoder, Jr.,  jointly  and        Clifton  L. Good        Joseph W. Hollis       Wayne B. Ruck
severally,  proxies,  with full power to act alone,  and
with  full  power  of  substitution,  to  represent  the    (INSTRUCTION:  To  withhold  authority  to vote  for  any  individual
undersigned  and to vote, as  designated  below and upon    nominee, mark "For All Except" and  write that  nominee's name on the
any and all other  matters  that may properly be brought    space provided below.)
before such meeting, all shares of Common Stock that the    _____________________________________________________________________
undersigned  would  be  entitled  to vote at the  Annual                                                For    Against  Abstain
Meeting of Shareholders of Premier Community Bankshares,    2.  To  approve the Corporation's 2002      [ ]      [ ]      [ ]
Inc., a Virginia corporation (the "Corporation"),  to be        Long Term Incentive Plan.
held  at  Rockingham  Heritage   Bank   located  at  110                                                For    Against  Abstain
University Boulevard,  Harrisonburg, Virginia, on May 7,    3.  To ratify the  appointment  of the      [ ]      [ ]      [ ]
2002  at  5:30 p.m.,  local  time,  or any  adjournments        firm  of  Yount,  Hyde &  Barbour,
thereof,  for the following purposes:                           P.C. as  independent  auditors for
                                                                the  Corporation  for  the  fiscal
                                                                year ending December 31, 2002.

                                                            4.  In their discretion,  the proxies are authorized to vote upon any other business that may properly come before the meeting,  or any adjournment thereof.

                                      -------------------
   Please be sure to sign and date    |Date             |   PLEASE CHECK BOX IF YOU PLAN TO ATTEND  --------------------->[ ]
     this Proxy in the box below.     |                 |   THE MEETING.
 --------------------------------------------------------

                                                              THIS  PROXY, WHEN PROPERLY EXECUTED, WILL BE  VOTED  IN THE  MANNER
                                                            DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION  IS GIVEN,  THIS
                                                            PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2
                                                            AND 3.

  -Shareholder sign above---Co-holder (if any) sign above-

 ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                       PREMIER COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
  If signing as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.

                   PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY
--------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-------------------------------

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